[The following “frequently asked questions” document was shared with employees of Galaxy Gaming, Inc. on July 18, 2024.]

Galaxy Community,

Thank you for your patience and understanding given our news today. We know you have many questions, and we have attached an initial Frequently Asked Questions document to provide some additional information. We understand that this will answer many, but not all, of your questions. This is among the first of many communications over the coming months, and more information will be provided as soon as it is available.

Thank you for all of the work that you continue to do to support our clients.

Galaxy Gaming, Inc. Employee FAQs

July 18, 2024

Contents

General Information		2

1.	What was announced?	2
2.	Who is Evolution?	2
3.	Why is this good for Galaxy? How does it fit into our strategy?	2
4.	When do you expect to close the transaction?	2
5.	Can we expect updates from Evolution during this period before the deal closes?	2
6.	Can Galaxy employees interact with Evolution employees?	2

Impact to Employees		3

7.	How will the transaction with Evolution affect Galaxy employees?	3
8.	Will I receive my 2024 bonus, commissions and incentives?	3
9.	Will my compensation change after the closing?	3
10.	What happens if I voluntarily resign prior to the closing of the transaction?	3
11.	What will happen to my benefits? Will my benefits package be the same as the package I currently have?	3

Business Operations		3

12.	What should I say to partners, suppliers, vendors and others that I have contact with in the normal course of business? What may I say if they ask about the future of Galaxy?	3
13.	What can I share about the acquisition with my network?	4
14.	What should I do if I’m contacted by the media, the financial community, or other third parties about the transaction?	4
15.	We have many job openings. Are we still hiring during this interim period?	4
16.	What will happen to our current office facilities?	4
17.	If I have additional questions, who can I ask?	4
Equity Compensation		4

18.	What will happen to my stock options at the closing?	4
19.	What is the exercise price of the stock options I currently hold?	5
20.	What happens to currently underwater stock options at or prior to closing?	5
21.	What happens if I exercise my currently vested stock options before the closing?	5
22.	What happens to any other Galaxy shares that I own?	5
23.	How will amounts in respect of equity awards be paid? What will the tax implications of this acquisition be for me in respect of my Galaxy equity awards?	5

Galaxy Gaming, Inc. Employee FAQs

July 18, 2024

Thank you for your patience and understanding throughout this process. We appreciate and understand your desire for more information. While we are not able to answer every question at this time, we will attempt to answer as many as we can, and we are committed to transparency and communication during the process. For now, it is very important that we all remain focused on running our business and serving our clients.

General Information

1.
What was announced?
•
We announced that Galaxy has agreed to be acquired by Evolution AB (publ) (“Evolution”) in a transaction valued at approximately $127 million.
•
Upon the closing of the transaction, Galaxy shareholders will receive $3.20 per share in cash, and Galaxy’s common stock will no longer be listed on any public market.
•
This is an important milestone for our company as we work towards our mission of delivering enhanced services and support to casino clients and producing innovative products and game play methodologies that their players enjoy.
2.
Who is Evolution?
•
Evolution develops, produces, markets and licenses fully-integrated B2B Live Casino and RNG solutions to gaming operators. Since its inception in 2006, Evolution has developed into a leading B2B provider with 800+ operators among its customers. The group currently employs 20,500+ people in studios across Europe and in North America. The parent company is based in Sweden and listed on Nasdaq Stockholm with the ticker EVO and has a market capitalization as of July 18, 2024 of approximately $23 billion.
•
Evolution is licensed and regulated by the Malta Gaming Authority under license MGA/B2B/187/2010. Evolution is also licensed and regulated in many other jurisdictions such as the United Kingdom, Belgium, Canada, Romania, South Africa, New Jersey, Pennsylvania, Michigan, and many others.
3.
Why is this good for Galaxy?
•
From a financial perspective, the transaction creates substantial value for Galaxy shareholders. We thank investors for the investment in our mission to revolutionize the casino industry with our state-of-the-art products and exceptional service.
4.
When do you expect to close the transaction?
•
We expect to close the transaction in mid-2025, subject to customary closing conditions, including Galaxy stockholder approval and the receipt of transaction-related regulatory approvals. Regulatory delays or other events could cause this timeline to be extended.
•
Until the transaction closes, Galaxy and Evolution will continue to operate as separate and independent companies, and it is business as usual at Galaxy.
•
The most important thing you can do is remain focused on your day-to-day responsibilities.
5.
Can we expect updates from Evolution during this period before the deal closes?
•
Until the transaction closes, Galaxy and Evolution will continue to operate as separate, independent companies and it is business as usual at Galaxy.
•
Any updates you receive regarding the transaction will come from Galaxy’s leadership team.
•
We will keep you informed as quickly and transparently as we can as we move through this process.
6.
Can Galaxy employees interact with Evolution employees?
•
Until the transaction closes, Galaxy and Evolution will continue to operate as separate, independent companies, and it is business as usual at Galaxy.

•
Until then, discussions with Evolution team members, other than ordinary and customary operational conversations, must be directed through the Galaxy leadership team.
•
It is very important that you do not engage with Evolution employees unless a member of the Galaxy leadership team explicitly directs you to do so.

Impact to Employees

7.
How will the transaction with Evolution affect Galaxy employees?
•
Galaxy and Evolution will continue to operate as separate, independent companies prior to the closing of the transaction, and Galaxy will continue its normal business activities. You will continue reporting to your current manager.
•
Our people are an important part of our success, and Evolution recognizes the talent that has helped Galaxy realize our important business milestones. Evolution will need to take the appropriate time to assess the Galaxy organization and make employment-related decisions. For now, it is very important that we all remain focused on serving our clients who depend on our services and ensuring continued success of Galaxy. We have much work to do here and now at Galaxy.
•
Per Evolution’s executive leadership, Evolution intends to retain the management and employees and also plans to operate Galaxy Gaming as a separate and independent business unit.
8.
Will I receive my 2024 bonus, commissions and incentives?
•
Galaxy employees will be eligible to receive their 2024 annual bonuses and commissions in accordance with and subject to the terms of our approved bonus and commission plans.
9.
Will my compensation change after the closing?
•
Evolution has agreed that for at least one year after closing, each continuing Galaxy employee will be provided with base salary (or base wage rate, as the case may be) and a target annual cash bonus opportunity (or target cash commissions opportunity, as applicable) that are each no less than the base salary (or base wage rate, as the case may be) and target annual cash bonus opportunity (or target cash commissions opportunity, as applicable) in effect prior to closing. In addition, Evolution has agreed that for at least one year after closing, continuing Galaxy employees will be eligible for employee benefits that are no less favorable, in the aggregate, than those they are eligible to receive immediately prior to the closing (other than defined benefit pension, nonqualified deferred compensation, severance, retiree or post-termination health or welfare benefits, equity or equity-based compensation and retention or change in control compensation).
10.
What happens if I voluntarily resign prior to the closing of the transaction?
•
If you voluntarily resign or terminate your employment at any time prior to the closing of the transaction, your unvested equity awards will terminate just like any standard termination prior to this announcement. Any vested stock options will remain exercisable for the post-termination exercise period specified in your option agreement. If the transaction closes during this post-termination exercise period, your outstanding vested options will be converted into the cash consideration at the closing in the same manner as the other outstanding stock options.
11.
What will happen to my benefits? Will my benefits package be the same as the package I currently have?
•
The Galaxy benefit plans will continue through the closing of the transaction, subject to our right to amend and terminate them in accordance with their terms.

Business Operations

12.
What should I say to partners, suppliers, vendors and others that I have contact with in the normal course of business? What may I say if they ask about the future of Galaxy?
•
Our leadership team is reaching out to our partners, suppliers, and key vendors. For those people that you are in contact with during the normal course of business, you can share the press release that was distributed to all employees and is also available on our company website. You may only communicate that we will not know any further information until the closing of the transaction. If anyone has additional questions, please direct them to Matt Reback (mreback@galaxygaming.com), Steve Kopjo (skopjo@galaxygaming.com) or Bruce Benson (bbenson@galaxygaming.com).
13.
What can I share about the acquisition with my network?
•
We ask that you do not share any information with any outside party unless it has already been made public by Galaxy (i.e. press release announcing the deal). If you feel the need to share the news on your social channels, we encourage you to retweet or share Galaxy’s posts. Please remember that you represent Galaxy and all posts about Galaxy should align with our Team Member Handbook and social media guidance.
•
We also ask that you don’t try to answer questions from other social media users (e.g., by responding to comments or tagging someone in a tweet or LinkedIn post) about the transaction.
14.
What should I do if I’m contacted by the media, the financial community, or other third parties about the transaction?
•
Should you be contacted by members of the media or financial community or other third parties regarding this transaction, please refer all inquiries directly to Matt Reback, Steve Kopjo or Bruce Benson.
15.
We have a few job openings. Are we still hiring during this interim period?
•
It is important to note that both Galaxy and Evolution recognize the need to hire additional staff to continue our important work. Please consult with your department’s leadership team member for any hiring needs and/or decisions.
16.
What will happen to our current office facilities?
•
Galaxy and Evolution will continue to operate as separate, independent companies prior to the closing of the transaction, and Galaxy will continue its normal business activities.
•
Please keep in mind that these are still early days of our relationship with Evolution, and many details remain to be worked out.
•
However, decisions regarding organizational structure will not be finalized before the close. We will take the time needed to carefully assess and discuss these important issues.
•
We will continue to keep you informed as we move through this process.
17.
If I have additional questions, who can I ask?
•
We understand that you will still have many questions. We will continue to make information available to all employees on a continuing basis.

Equity Compensation

18.
What will happen to my stock options at the closing?
•
Each stock option that is outstanding (i.e., options that have not been exercised or forfeited) on the closing date of the transaction, whether vested or unvested, with an exercise price that is less than $3.20 per share, will be converted into the right to receive:
o
A cash payment determined by multiplying: (1) $3.20 minus the applicable exercise price per share of such option, and (2) the number of shares of common stock underlying such stock option.
o
For example, if you currently have an option to purchase 100 shares at an exercise price of $1.00 per share, you will receive a cash payment at closing of $220.00 (($3.20-$1.00) times 100), less applicable withholding taxes.
•
Any stock option that has a per share exercise price that is equal to or greater than $3.20 will be cancelled without payment upon the closing of the transaction.
•
You may also exercise your stock options as outlined below. However, no option exercises will be permitted for some period commencing shortly before the closing of the transaction, and this option exercise blackout period will be communicated as we near the closing date.

•
If your employment terminates prior to the closing for any reason, your unvested equity awards will terminate just like any standard termination prior to the announcement of this merger agreement. Any vested stock options will remain exercisable for the post-termination exercise period specified in your option agreement. If the transaction closes during this post-termination exercise period, your outstanding vested options will be converted into the cash consideration at the closing in the same manner as the other outstanding stock options.
•
Please note that there could be tax implications with respect to the treatment of the stock options described above. We recommend you contact your tax advisor for counsel. Tax considerations depend on many factors and are individualized for each employee; the company is not able to provide tax advice to employees.
19.
What is the exercise price of the stock options I currently hold?
•
You can view the exercise price of any stock options you hold by logging into your Maxim Group account. You should be able to see all your grants once you have logged in, including your exercise prices.
20.
What happens to currently underwater stock options at or prior to closing?
•
Stock options with an exercise price of $3.20 or more will be cancelled at the closing, without payment, as the exercise price per share is equal to or exceeds the merger consideration payable by Evolution for Galaxy common stock.
21.
What happens if I exercise my currently vested stock options before the closing?
•
You may exercise your vested stock options in accordance with our normal procedures for exercising options and our insider trading policy. We are not able to alter those procedures or policies. If you are planning to sell your shares, including doing a same-day sale, you may do so only in an open trading window so long as you are not in possession of any material non-public information and follow our procedures for selling. Please check [Equity Plan Broker] to determine whether you are in an open trading window.
•
However, no option exercises will be permitted for some period commencing shortly before the closing of the transaction, and this option exercise blackout period will be communicated as we near the closing date.
22.
What happens to any other Galaxy shares that I own?
•
At the closing of the transaction, all the shares you own outright at that time will be cancelled, and you will receive the merger consideration of $3.20 per share shortly after the transaction closes.
•
The exchange of Galaxy shares for cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. We recommend you consult your tax advisor. Tax considerations depend on many factors and neither Galaxy nor Evolution is able to provide tax advice.
23.
How will amounts in respect of equity awards be paid? What will the tax implications of this acquisition be for me in respect of my Galaxy equity awards?
•
Amounts payable in respect of “in-the-money” stock options will be paid, net of applicable withholding taxes and without interest, through Galaxy’s payroll and will be reported on your Form W-2 (or Form 1099 if you are a non-employee service provider) for the year during which closing occurs.
•
The exchange of Galaxy equity awards for cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. We recommend you consult your tax advisor. Tax considerations depend on many factors and neither Galaxy nor Evolution is able to provide tax advice.

* * *

Please note that the above is a summary of responses to specific questions and, as always, Galaxy, Evolution and each of their respective affiliates reserve the right to amend or terminate any compensation or benefit plans in accordance with their terms and applicable law, and any summary of any such plan or the merger agreement is qualified in its entirety by the terms of the underlying document. In the event of any conflict between this communication and the underlying document, the underlying document will govern. In addition, your employment is, and continues to be, at will.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Galaxy. In connection with the proposed transaction, the company will file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and any other documents filed by the company with the SEC (when available) may be obtained free of charge at the SEC’s website at www.sec.gov or by accessing the Investor Relations section of the company’s website at https://www.galaxygaming.com.

Participants in the Solicitation

The company and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the company’s stockholders with respect to the proposed transaction. Information about the company’s directors and executive officers and their ownership of the company’s securities is set forth in the company’s proxy statement on Schedule 14A for its 2024 annual meeting of stockholders, filed with the SEC on April 26, 2024, and subsequent documents filed with the SEC.

Additional information regarding the identity of participants in the solicitation of proxies, and a description of their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements contained in this communication constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this communication reflect the company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances, many of which are beyond the control of the company, that may cause actual results and future events to differ significantly from those expressed in any forward-looking statement, which risks and uncertainties include, but are not limited to: the ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approval and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction; risks that the proposed transaction disrupts the company’s current plans and operations or diverts the attention of the company’s management or employees from ongoing business operations; the risk of potential difficulties with the company’s ability to retain and hire key personnel and maintain relationships with customers and other third parties as a result of the proposed transaction; the risk that the proposed transaction may involve unexpected costs and/or unknown or inestimable liabilities; the risk that the company’s business may suffer as a result of uncertainty surrounding the proposed transaction; the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; effects relating to the announcement of the transaction or any further announcements or the consummation of the transaction on the market price of the company’s common stock.

While forward-looking statements reflect the company’s good faith beliefs, they are not guarantees of future performance or events. Any forward-looking statement speaks only as of the date on which it was made. The company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 25, 2024, as updated by the company’s subsequent periodic reports filed with the SEC.